SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 15, 1998.

                                OMI Trust 1998-B
               (Exact name of registrant as specified in charter)


         Pennsylvania               333-31441              applied for
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


        c/o PNC Bank, National Association
        Corporate Trust Department
        Attention:  Judy Wisniewskie
        1700 Market Street
        Philadelphia, Pennsylvania                             19103
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1998-B

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1998-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 15, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1998-B, Registrant

                                            By: Oakwood Acceptance Corporation,
                                                 as servicer


June 23, 1998                               /s/ Douglas R. Muir
                                            ---------------------
                                            Douglas R. Muir
                                            Vice President

                                INDEX OF EXHIBITS

                                                                                               Page of Sequentially
                                                                                                   Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on June 15, 1998.............................................................. 5-10

OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #        1
REMITTANCE REPORT                                     Page 1 of 7
REPORTING MONTH:                    May-98


                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
---------------------------------------------------------------------------------------------------------------------------------
     299,997,122.09        (365,717.34)       (3,848,420.06)        0.00               0.00                295,782,984.69
=================================================================================================================================




Scheduled                             Scheduled                                           Amount
Gross              Servicing          Pass Thru          Liquidation     Reserve        Available for     Limited       Total
Interest           Fee                Interest           Proceeds        Fund Draw      Distribution      Guarantee     Distribution
------------------------------------------------------------------------------------------------------------------------------------
 2,371,206.99       249,997.60         2,121,209.39         0.00            0.00         6,585,344.39       0.00        6,585,344.39
====================================================================================================================================



                                              Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                        Deposits                                        Investment               Ending
        Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
          0.00                3,930,212.60         275,880.44          0.00               2,414.00                4,208,507.04
=================================================================================================================================


                       P&I Advances at Distribution Date
--------------------------------------------------------------------------------
      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
--------------------------------------------------------------------------------
        0.00                   0.00              517,267.04         517,267.04
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT        1
REMITTANCE REPORT
MONTH:                                May-98          Page 2 of 7

Class B Crossover Test                                               Test Met?
-------------------------------------------------------------        -----------
(a) Remittance date on or after December 2002                             N


(b) Average 60 day Delinquency rate <= 5%                             #DIV/0!

(c) Average 30 day Delinquency rate <= 7%                             #DIV/O!

(d) Cumulative losses do not exceed the following
percent of the intitial principal balance of all Certificates         #DIV/0!

                Dec 2002-May 2004             7%                         N
                June 2004-May 2005            8%                         N
                June 2005 and thereafter      9%                         N




(e) Current realized loss ratio <=           2.75%                       Y


(f) Does Subordinated Certificate percentage equal or

     exceed                                  28.875%
     of Pool Scheduled Principal Balance

                Beginning M balance                36,000,000.00
                Beginning B-1 balance              11,250,000.00
                Beginning B-2 balance              15,000,000.00
                                                 ---------------
                                                   62,250,000.00
                                                 ---------------
                Divided by beginning pool
                balance                           299,997,122.09
                                                         20.750%         N



Average 60 day delinquency ratio:

                                Over 60s           Pool Balance            %
                        --------------------------------------------------------
  Current Mo                      0.00          295,782,984.69           0.00%
  1st Preceding Mo                0.00                    0.00           #DIV/0!
  2nd Preceding Mo                0.00                    0.00           #DIV/O!
                                                    Divided by             3
                                                                       ---------
                                                                         #DIV/0!
                                                                       =========


Average 30 day delinquency ratio:

                                Over 30s           Pool Balance            %
                        --------------------------------------------------------
  Current Mo                     1,914,522.21        295,782,984.69     0.65%
  1st Preceding Mo                0.00                    0.00           #DIV/0!
  2nd Preceding Mo                0.00                    0.00           #DIV/O!
                                                    Divided by             3
                                                                       ---------
                                                                         #DIV/0!
                                                                      ==========
Cumulative loss ratio:

                  Cumulative losses                       0.00
                                           ------------------------
Divided by Initial Certificate Principal        300,000,000.00         0.000%
                                                                   =============


Current realized loss ratio:
                         Liquidation                Pool
                              Losses               Balance
                        -------------------------------------------

  Current Mo                             0.00          295,782,984.69
  1st Preceding Mo                       0.00                    0.00
  2nd Preceding Mo                       0.00                    0.00
                                                                       0.000%
                                                                   =============

OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #            1
REMITTANCE REPORT                                     Page 3 of 7
REPORTING MONTH:             May-98

                                                                 Delinquency Analysis

                                              31 to 59 days                60 to 89 days            90 days and Over
                No. of    Principal                      Principal                 Principal                 Principal
                Loans     Balance              #         Balance          #        Balance          #        Balance
                --------------------------------------------------------------------------------------------------------
Excluding Repos  8,129      295,782,984.69     67        1,914,522.21     0          0.00           0          0.00
          Repos      0                0.00      0                0.00     0          0.00           0          0.00
                --------------------------------------------------------------------------------------------------------
          Total  8,129      295,782,984.69     67        1,914,522.21     0          0.00           0          0.00
                ========================================================================================================

                                                                                            Repossession Analysis
                                                  Active Repos                 Reversal       Current Month
                     Total Delinq.                Outstanding                (Redemption)        Repos              Cumulative Repos
                               Principal                 Principal             Principal             Principal             Principal
                   #            Balance         #        Balance      #         Balance      #       Balance       #       Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos    67         1,914,522.21      0          0.00       0           0.00       0         0.00        0         0.00
          Repos     0                 0.00
                -----------------------------
          Total    67         1,914,522.21
                =============================
                 0.8%                0.65%
                =============================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:                         May-98       Page 4 of 7

REPOSSESSION LIQUIDATION REPORT

                                                Liquidated
                Account         Customer         Principal          Sales          Insur.           Total        Repossession
    FHA?         Number           Name            Balance         Proceeds         Refunds        Proceeds         Expenses
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                              ---------------------------------------------------------------------------------
                                                            0.00              0.00          0.00       0.00           0.00
                                              =================================================================================



      Net                                                       Net             Current
  Liquidation        Unrecov.          FHA Insurance         Pass Thru         Period Net      Cumulative
   Proceeds          Advances            Coverage            Proceeds         Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------

       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
       0.00                                  0.00                0.00             0.00
------------------------------------------------------------------------------------
       0.00                0.00              0.00                0.00             0.00           0.00
===================================================================================================

                      PRIOR MONTH CUMULATIVE                                                     0.00


OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #         1
REMITTANCE REPORT
REPORTING MONTH:                       May-98         Page 6 of 7

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                            Original              Beginning             Beginning              Current
                Cert.                      Certificate           Certificate            Carryover             Principal
                Class                       Balances              Balances              Principal                Due
------------------------------------------------------------------------------------------------------------------------------
A-1                                          62,900,000.00         62,900,000.00            0.00          4,214,137.40
A-1 Outstanding Writedown                             0.00                  0.00                                  0.00

A-2                                          57,600,000.00         57,600,000.00            0.00                  0.00
A-2 Outstanding Writedown                             0.00                  0.00                                  0.00

A-3                                          33,700,000.00         33,700,000.00            0.00                  0.00
A-3 Outstanding Writedown                             0.00                  0.00                                  0.00

A-4                                          18,700,000.00         18,700,000.00            0.00                  0.00
A-4 Outstanding Writedown                             0.00                  0.00                                  0.00

A-5                                          64,850,000.00         64,850,000.00            0.00                  0.00
A-5 Outstanding Writedown                             0.00                  0.00                                  0.00

M-1                                          23,250,000.00         23,250,000.00            0.00                  0.00
M-1 Outstanding Writedown                             0.00                  0.00                                  0.00

M-2                                          12,750,000.00         12,750,000.00            0.00                  0.00
M-2 Outstanding Writedown                             0.00                  0.00                                  0.00

B-1                                          11,250,000.00         11,250,000.00            0.00                  0.00
B-1 Outstanding Writedown                             0.00                  0.00                                  0.00

B-2                                          15,000,000.00         15,000,000.00            0.00                  0.00
B-2 Outstanding Writedown                             0.00                  0.00                                  0.00


                                      ----------------------------------------------------------------------------------------

                                            300,000,000.00        300,000,000.00            0.00          4,214,137.40
                                      ========================================================================================



                                 Current      Ending        Prefunding                         Ending                 Principal Paid
                Cert.           Principal   Carryover       Shortfall      Writedown         Certificate    Pool        Per $1,000
                Class              Paid     Principal    Distribution (1)   Amounts           Balances     Factor      Denomination
------------------------------------------------------------------------------------------------------------------------------------
A-1                         4,214,137.40      0.00        2,877.91           0.00      58,682,984.69       93.29568%     67.04
A-1 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

A-2                                 0.00      0.00            0.00           0.00      57,600,000.00      100.00000%      0.00
A-2 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

A-3                                 0.00      0.00            0.00           0.00      33,700,000.00      100.00000%      0.00
A-3 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

A-4                                 0.00      0.00            0.00           0.00      18,700,000.00      100.00000%      0.00
A-4 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

A-5                                 0.00      0.00            0.00           0.00      64,850,000.00      100.00000%      0.00
A-5 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

M-1                                 0.00      0.00            0.00           0.00      23,250,000.00      100.00000%      0.00
M-1 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

M-2                                 0.00      0.00            0.00           0.00      12,750,000.00      100.00000%      0.00
M-2 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

B-1                                 0.00      0.00            0.00           0.00      11,250,000.00      100.00000%      0.00
B-1 Outstanding Writedown                                                    0.00               0.00        0.00          0.00

B-2                                 0.00      0.00            0.00           0.00      15,000,000.00      100.00000%      0.00
B-2 Outstanding Writedown                                                    0.00               0.00        0.00          0.00


                            -------------------------------------------------------------------------

                            4,214,137.40      0.00        2,877.91           0.00     295,782,984.69
                            =========================================================================


(1) One time distribution from Prefunding Account due to prefunding collateral shortfall.

OAKWOOD MORTGAGE INVESTORS, INC. 1998-B               REPORT DATE:  JUNE 5, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #           1
REMITTANCE REPORT
REPORTING MONTH:                     May-98           Page 7 of 7


CERTIFICATE INTEREST ANALYSIS


                                                                                                                     Interest Paid
           Certificate       Remittance     Beginning       Current           Total       Interest        Ending      Per $1,000
              Class             Rate         Balance        Accrual            Paid      Shortfall       Balance     Denomination
                           ---------------------------------------------------------------------------------------------------------
A-1                            5.69625%       0.00        109,478.76        109,478.76        0.00          0.00          1.74
A-1  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
A-1  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

A-2                            6.15000%       0.00        295,200.00        295,200.00        0.00          0.00          5.13
A-2  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
A-2  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

A-3                            6.20000%       0.00        174,116.67        174,116.67        0.00          0.00          5.17
A-3  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
A-3  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

A-4                            6.35000%       0.00         98,954.17         98,954.17        0.00          0.00          5.29
A-4  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
A-4  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

A-5                            6.67500%       0.00        360,728.13        360,728.13        0.00          0.00          5.56
A-5  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
A-5  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

M-1                            6.80000%       0.00        131,750.00        131,750.00        0.00          0.00          5.67
M-1  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
M-1  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

M-2                            7.02500%       0.00         74,640.63         74,640.63        0.00          0.00          5.85
M-2  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
M-2  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

B-1                            7.45000%       0.00         69,843.75         69,843.75        0.00          0.00          6.21
B-1  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
B-1  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

B-2                            7.75000%       0.00         96,875.00         96,875.00        0.00          0.00          6.46
B-2  Carryover Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00
B-2  Writedown Interest        0.00           0.00              0.00              0.00        0.00          0.00          0.00

X                                             0.00        709,622.28        709,622.28        0.00          0.00

R                                             0.00              0.00              0.00        0.00          0.00

Service Fee                                   0.00        249,997.60        249,997.60        0.00          0.00
                                 -----------------------------------------------------------------------------

                                              0.00      2,371,206.99      2,371,206.99        0.00          0.00
                                 =============================================================================



           Certificate           Cert.           TOTAL
              Class              Class        DISTRIBUTION
                           ------------------------------------------
A-1                               A-1             4,326,494.07
A-1  Carryover Interest
A-1  Writedown Interest

A-2                               A-2               295,200.00
A-2  Carryover Interest
A-2  Writedown Interest

A-3                               A-3               174,116.67
A-3  Carryover Interest
A-3  Writedown Interest

A-4                               A-4                98,954.17
A-4  Carryover Interest
A-4  Writedown Interest

A-5                               A-5               360,728.13
A-5  Carryover Interest
A-5  Writedown Interest

M-1                               M-1               131,750.00
M-1  Carryover Interest
M-1  Writedown Interest

M-2                               M-2                74,640.63
M-2  Carryover Interest
M-2  Writedown Interest

B-1                               B-1                69,843.75
B-1  Carryover Interest
B-1  Writedown Interest

B-2                               B-2                96,875.00
B-2  Carryover Interest
B-2  Writedown Interest

X                                  X                709,622.28

R                                  R                      0.00

Service Fee                                         249,997.60
                                                --------------

                                                  6,588,222.30


                                                      2,877.91
                                                --------------
                                                  6,585,344.39
                                                --------------


Less:  Distribution from Prefunding Account (1)

Distribution from P&I Custodial Account


(1) One time distribution to A-1 Certificate from Prefunding Account due to prefunding collateral shortfall.